EXHIBIT 10.5

FEDERATED DEPARTMENT STORES, INC.
FEDERATED RETAIL HOLDINGS, INC.

August 30, 2005

Citibank, N.A.
120 Wall Street
New York, New York 10043

Ladies and Gentlemen,

Federated Department Stores, Inc., as the issuer of short-term promissory notes ("Federated"), and Citibank, N.A., as agent in connection therewith ("Citibank"), are parties to a Commercial Paper Issuing and Paying Agent Agreement, dated as of January 30, 1997 (the "Agent Agreement"). Effective as of the date hereof, Federated Retail Holdings, Inc., a New York corporation and wholly owned subsidiary of Federated ("Federated Holdings"), is hereby substituted for Federated in the Agent Agreement with the same effect as if Federated Holdings had been named in the Agent Agreement as the "Company" party thereto. Accordingly, Federated Holdings hereby assumes all of the obligations and covenants of Federated under the Agent Agreement, and Federated is hereby relieved of all of its obligations and covenants under the Agent Agreement.

All descriptions of and references to the short-term promissory notes to be issued by Federated Holdings as set forth in the Agent Agreement, including in Sections 2 and 3(B) thereof, are hereby amended to permit the issuance of short-term promissory notes having maturities of 397 days or less and bearing interest at a fixed rate or at a floating rate.

In addition, Federated Holdings hereby agrees to become party to the Citi Treasury Manager ("CTM") Agreement with Citibank, and, pursuant thereto, Citibank will accept issuance and payment instructions for the short-term promissory notes issued by Federated Holdings through CTM from any of the officers and employees of Federated Holdings listed on the incumbency certificate attached hereto as Exhibit A (the "Authorized Agents"), which certificate includes specimens of the signatures of the Authorized Agents.

This letter agreement shall be construed as supplemental to the Agent Agreement and all of the provisions of this letter agreement shall be deemed to be part of the terms and conditions of the Agent Agreement. The Agent Agreement is hereby incorporated by reference in this letter agreement and, subject to the immediately preceding sentence, ratified, confirmed and approved.

Please confirm your agreement and acceptance of the foregoing by signing where indicated below. This letter agreement may be executed in any number of counterparts, each of which shall be an original, but which counterparts shall together constitute but one and the same instrument.

  Federated Department Stores, Inc.

  By: /s/ Karen M. Hoguet
  Name: Karen M. Hoguet
  Title: EVP and CFO

  Federated Retail Holdings, Inc.

  By: /s/ Dennis J. Broderick
  Name: Dennis J. Broderick
  Title: Senior Vice President

  AGREED TO AND ACCEPTED AS OF
  THE DATE FIRST ABOVE WRITTEN:

  Citibank, N.A.

  By:  /s/ Nancy Forte
  Name:  Nancy Forte
  Title:  Assistant Vice President

  EXHIBIT A

  Authorized agents
  Incumbency Certificate

  See attached document

  FEDERATED RETAIL HOLDINGS, INC.

  Authorized Agents
  Incumbency Certificate

  I, Padma Tatta Cariappa, do hereby certify that I am the duly elected, qualified and acting Secretary of Federated Retail Holdings, Inc., a New York corporation (the "Company"). I further certify that the persons listed below (the "Authorized Agents") are authorized individually by the Company to deliver issuance and payment instructions in connection with the proposed issuance of short-term promissory notes (the "Notes") by the Company pursuant to the Issuing and Paying Agent Agreement, dated January 31, 1997, as amended by the letter agreement dated as of August 30, 2005, between the Company and Citibank, N.A. The Authorized Agents hold the offices of the Company set forth opposite their names and the specimen of their signatures set forth below are true specimens thereof.

Name	Title	Signature
Karen M. Hoguet	Vice President	/s/ Karen M. Hoguet
Brian M. Szames	Vice President and Treasurer	/s/ Brian M. Szames
Susan P. Storer	Assistant Treasurer	/s/ Susan P. Storer
James Schenk	Authorized Agent	/s/ James Schenk
Jeff Todd	Authorized Agent	/s/ Jeff Todd

  This Incumbency Certificate may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be considered to be one document.

  IN WITNESS WHEREOF, the undersigned has duly executed this Incumbency Certificate of Federated Retail Holdings, Inc. as of August 30, 2005.

  /s/ Padma Tatta Cariarppa
  Name: Padma Tatta Cariappa
  Title: Secretary